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                                                                    Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS


        We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated April 18, 1996, relating to the financial statements of PCS Group, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deming, Malone, Livesay & Ostroff, P.S.C.


DEMING, MALONE, LIVESAY & OSTROFF, P.S.C.

Louisville, Kentucky
May 15, 1996